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                                                                 Exhibit 10.2

                        CELITE ASSET PURCHASE AGREEMENT

                       CONTENTS OF EXHIBITS AND SCHEDULES

Exhibits

A     Business Property Transfer Agreement
B     Bill of Sale
C     Business Property Assignment
D     Buyer's Undertakings
E     Accounting Guidelines
F     Opinion of Coopers & Lybrand
G     Transitional Services Agreement
H     Perlite Agreement
I     Computer Software Agreement
J     Annual Business Financial Statement

Schedules

2.01(c)(vi)       Subleases
3.04(a)           Collective Bargaining Agreements; Benefits for Salaried Employees
3.04(e)           Employees Provided Termination Costs by Seller
4.04              Consents and Approvals of Seller
4.07              Certain Changes or Events
4.08(a)           Employee Benefit Plans
4.08(b)           Post-Retirement Benefits
4.08(c)           Pension Plans - Exceptions to Legal Compliance; Loans
4.08(e)           Non-Qualified Employee Plans
4.08(f)           Multiemployer Plans; Employment Agreements; Obligations to Continue Benefits
4.08(g)           Contracts with Directors, Officers or Independent Contractors
4.09              Other Employee Related Agreements
4.10(a)           List and Legal Description of Real Property
4.10(b)           Actions, Suits or Proceedings Pertaining to Real Property
4.10(e)           Unrecorded Licenses, Leases, Use Agreements and Understandings
4.10(f)           Access
4.10(g)           Endangered or Threatened Animals or Plants and Wetlands
4.10(i)           Options to Purchase or Rights of First Refusal
4.10(j)           Identified Diatomaceous Earth Deposits of Commercial Quality
4.11              Leasehold Interests

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
4.l2(a)           Mining Claims
4.12(b)           Conflicting Claims Relating to Unpatented Mining Claims
4.12(c)           Access Agreements
4.13              Personal Property
4.14              Title to Assets
4.15              Condition of Assets
4.16              Business Property
4.18              Insurance Policies
4.19              Certain Contracts and Commitments
4.21              Seller Approvals
4.22              Litigation
4.23(a)           Warranties
4.23(b)           Product Liability
4.24(a)           Environmental Approvals
4.24(b)           Environmental Matters
5.04              Consents and Approvals of Buyer
6.06              Manville Guarantee
6.08              Ongoing Research Projects